Exhibit 99.1

FITTSROBERTS® & Co., P.C. CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS May 21, 2009 Securities and Exchange Commission Washington, D.C. 20549 Commissioners: We are the predecessor independent registered public accounting firm for Burzynski Research Institute, Inc. (the Company). We have read the Company’s disclosure set forth in item 4.01 Changes in Registrants Certifying Accountants of the Company’s Current Report on Form 8-K dated May 18, 2009 (the Current Report) and are in agreement with the disclosures in the Current Report, insofar as it pertains to our firm, Fitts, Roberts & Co., P.C.  Fitts, Roberts & Co., P.C. Houston, Texas 5718 Westheimer, Suite 800 • Houston, TX 77057 • Tel: (713) 260-5230 • Fax: (713) 260-5240 4800 Sugar Grove Blvd., Suite 100 • Stafford, Texas 77477 • Tel: (281) 494-5151 An Independently Owned Member of the RSM McGladrey Network